                                                                    Exhibit 99.2

                          NORTHERN WAY RESOURCES, INC.
               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                                   [UNAUDITED]

On  January  24,  2006,  the  Company  entered  into an  Agreement  and  Plan of
Reorganization with Marco Hi-Tech JV Ltd., a New York Corporation,  and acquired
100% of the outstanding  stock of Marco in exchange for 6,164,006  shares of the common stock of the Company.  The pro forma information has been prepared by the
Company's  management.  The pro  forma  information  is based on the  historical financial  statements  of the Company and Marco giving  effect to the  following adjustments.  The pro formas  information  may not be  indicative of the results that actually  would have occurred in the past or which may occur in the future.
The pro forma condensed combined balance sheet adjusts the historical assets and liabilities of the Company as if the transactions  occurred on the balance sheet date. The pro forma  condensed  combined  statement of operations give effect to the  transactions  as if they had  occurred at the  beginning of the fiscal year presented.  This type of  transaction  is a capital  transaction  in  substance, rather than a business combination. It is equivalent to the issuance of stock by
Marco  for  the  net  monetary   assets  of  the  Company,   accompanied   by  a
recapitalization.  The  accounting is identical to that resulting from a reverse acquisition,  except that no  goodwill  or other  intangible  is  recorded.  For accounting  purposes,  Marco is the  acquiring  entity.  The following pro forma adjustments have been made:

[1]   To reflect the  recapitalization  and effects of Northern  Way  Resources,
      Inc. reverse split.

[2]   To reflect the  exchange of 6,164,006  shares of Northern  Way  Resources,
      Inc. for 100% of the outstanding stock of Marco Hi-Tech JV Ltd.

                                       1

NORTHERN WAY RESOURCES, INC.]
--------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2005.
[UNAUDITED]
--------------------------------------------------------------------------------------------------------------------------

                                                             Historical                   Pro Forma            Pro Forma
                                                             ----------                   ---------            ---------
                                                      Northern            Marco          Adjustments           Combined
                                                      --------            -----          -----------           --------
ASSETS:
CURRENT ASSETS:
   Cash and Cash Equivalents                     $         10,709   $      293,715    $            --      $      304,424
   Accounts Receivable                                         --           12,675                 --              12,675
   Inventory                                                   --           23,237                 --              23,237
   Prepaid Expenses                                            --          199,223                 --             199,223
   Due from Affiliate                                          --               --                 --                  --
                                                 ----------------   --------------    ---------------      --------------

   TOTAL CURRENT ASSETS                                    10,709          528,850                 --             539,559
                                                 ----------------   --------------    ---------------      --------------

OTHER ASSETS:
   Prepaid Expenses                                            --              --                  --                  --
   Income Tax Receivable                                       --           35,067                 --              35,067
                                                 ----------------   --------------    ---------------      --------------

   TOTAL OTHER ASSETS                                          --           35,067                 --              35,067
                                                 ----------------   --------------    ---------------      --------------

   TOTAL ASSETS                                  $         10,709   $      563,917    $            --      $      574,626
                                                 ================   ==============    ===============      ==============

LIABILITIES AND STOCKHOLDER'S EQUITY:
CURRENT LIABILITIES:
   Accounts Payable and Accrued
     Expenses                                    $          4,785   $      124,994    $            --      $      129,779
   Due to Affiliate                                            --           13,442                 --              13,442
                                                 ----------------   --------------    ---------------      --------------

   TOTAL LIABILITIES                                        4,785          138,436                 --             143,221
                                                 ----------------   --------------    ---------------      --------------

STOCKHOLDER'S EQUITY:
   Convertible Preferred Stock                                 --           22,005            (22,005) [2]             --

   Common Stock                                             7,572           80,000             (6,045) [1]          7,691
                                                                                              (80,000) [2]
                                                                                                6,164  [2]

   Paid-in Capital                                         26,328        2,474,914              6,045  [1]      2,575,152
                                                                                              102,005  [2]
                                                                                               (6,164) [2]
                                                                                              (27,976) [2]
   Accumulated Deficit                                    (27,976)      (2,151,438)            27,976  [2]     (2,151,438)
                                                 ----------------   --------------    ---------------      --------------

   TOTAL STOCKHOLDER'S EQUITY                               5,924          425,481                 --             431,405
                                                 ----------------   --------------    ---------------      --------------

   TOTAL LIABILITIES AND STOCKHOLDER'S
     EQUITY                                      $         10,709   $      563,917    $            --      $      574,626
                                                 ================   ==============    ===============      ==============

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                             2

NORTHERN WAY RESOURCES, INC.]
--------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2005.
[UNAUDITED]
--------------------------------------------------------------------------------------------------------------------------

                                                             Historical                   Pro Forma            Pro Forma
                                                             ----------                   ---------            ---------
                                                      Northern            Marco          Adjustments           Combined
                                                      --------            -----          -----------           --------
                                                         [C]               [B]

REVENUE:
   Product Sales                                 $            --    $      159,264    $            --     $       159,264

COST OF REVENUE:
   Cost of Goods Sold                                          --           77,494                 --              77,494
                                                 ----------------   --------------    ---------------     ----------------

   GROSS PROFIT                                                --           81,770                 --              81,770
                                                 ----------------   --------------    ---------------     ----------------

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES:
   Research and Development Costs                              --          494,633                 --             494,633
   Salaries and Payroll Taxes                                  --          265,420                 --             265,420
   Insurance                                                   --            3,752                 --               3,752
   Commissions and Royalties                                   --            6,554                 --               6,554
   Professional Fees                                        5,642           24,367                 --              30,009
   Office Expense                                           9,118            1,495                 --              10,613
   Licensing Expense                                          --             3,443                 --               3,443
                                                 ---------------    --------------    ---------------     ---------------

   TOTAL SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES                               14,760          799,664                 --             814,424
                                                 ----------------   --------------    ---------------     ---------------

   OPERATING [LOSS]                                       (14,760)        (717,894)                --            (732,654)

OTHER INCOME [EXPENSES]:
   Interest Income [Expense]- Net                             --             7,461                 --               7,461
                                                 ---------------    --------------    ---------------     ---------------

   [LOSS] BEFORE PROVISION FOR
     INCOME TAXES                                         (14,760)        (710,433)                --            (725,193)

PROVISION FOR INCOME TAXES                                     --            2,348                 --               2,348
                                                 ----------------   --------------    ---------------     ---------------

   NET [LOSS]                                    $        (14,760)  $     (712,781)   $            --     $      (727,541)
                                                 ================   ==============    ===============     ===============

LOSS PER SHARE                                   $             --                                         $          (.09)
                                                 ================                                         ===============

NUMBER OF SHARES                                        4,457,665                                               7,691,506
                                                 ================                                         ===============

[B] For the year ended  December 31, 2004
[C] For the two months ended March 31, 2005

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                             3

NORTHERN WAY RESOURCES, INC.]
--------------------------------------------------------------------------------------------------------------------------

PRO FORMA  CONDENSED  COMBINED  STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 2005.
[UNAUDITED]
--------------------------------------------------------------------------------------------------------------------------

                                                             Historical                   Pro Forma            Pro Forma
                                                             ----------                   ---------            ---------
                                                      Northern            Marco          Adjustments           Combined
                                                      --------            -----          -----------           --------
                                                                           [A]

REVENUE:
   Product Sales                                 $             --   $      156,366    $            --     $       156,366

COST OF REVENUE:
   Cost of Goods Sold                                          --           53,625                 --              53,625
                                                 ----------------   --------------    ---------------     ---------------

   GROSS PROFIT                                                --          102,741                 --             102,741
                                                 ----------------   --------------    ---------------     ---------------

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES:
   Research and Development Costs                              --          288,119                 --             288,119
   Salaries and Payroll Taxes                                  --          215,602                 --             215,602
   Insurance                                                   --            4,079                 --               4,079
   Commissions and Royalties                                   --            6,433                 --               6,433
   Professional Fees                                        6,754           72,258                 --              78,933
   Travel and Entertainment                                    --              992                 --                 992
   Office Expense                                           6,462               --                 --               6,462
                                                 ----------------   --------------    ---------------     ---------------

   TOTAL SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES                               13,216          587,483                 --             600,699
                                                 ----------------   --------------    ---------------     ---------------

   OPERATING [LOSS]                                       (13,216)        (484,742)                --            (497,958)

OTHER INCOME [EXPENSES]:
   Interest Income [Expense]- Net                              --            7,033                 --               7,033
                                                 ----------------   --------------    ---------------     ---------------

   [LOSS] BEFORE PROVISION FOR INCOME
     TAXES                                                (13,216)        (477,709)                --            (490,925)

PROVISION FOR INCOME TAXES                                     --            2,125                 --               2,125
                                                 ----------------   --------------    ---------------     ----------------

   NET [LOSS]                                    $        (13,216)  $     (479,834)   $            --     $      (493,050)
                                                 ================   ==============    ===============     ===============

LOSS PER SHARE                                   $             --                                         $          (.06)
                                                 ================                                         ===============

NUMBER OF SHARES                                        7,572,250                                               7,691,506
                                                 ================                                         ===============

[A] For the nine months ended September 30, 2005

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                             4